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                                                        Exhibit 10.08


                                AMENDMENT NO. 1

                        TO PHARMCHEM LABORATORIES, INC.

                           1992 DIRECTOR OPTION PLAN


                               February 28, 1996

        This Amendment No. 1 (the "Amendment") to the PharmChem Laboratories, Inc. 1992 Director Option Plan (the "Plan") is made effective as of the date set forth above by the Administrator of the Plan pursuant to Section 11(a) of the Plan. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Plan.

                                   AMENDMENT

1. The number "15,000" in Section 4(b)(ii) of the Plan is hereby changed to the number "5,000".

2. The number "15,000" in Section 4(b)(iii) of the Plan is hereby changed to the number "5,000".

3. A new Section 4(b)(viii) shall be added to the Plan, which section shall read as follows: "Notwithstanding any other provision of this Section 4(b), a Director (A) may elect to decline any automatic grant of a First Option or Subsequent Option which would otherwise occur pursuant to Section 4(b)(ii) or 4(b)(iii), provided that such Director shall receive nothing in lieu of such grant at any time, and (B) may elect to revoke a previous election to decline a grant of a First Option or Subsequent Option under the Plan; provided that in either case such election to decline or election to revoke a previous such election is made prior to the date such grant would otherwise be made pursuant to Section 4(b)(ii) or 4(b)(iii), as applicable. The election by a Director to decline an automatic grant of a First Option or any Subsequent Option which would otherwise be made pursuant to Section 4(b)(ii) or 4(b)(iii) shall not operate as an election to decline any future automatic grants of any First Option or any Subsequent Option pursuant to this Section 4(b)."

        In witness whereof, this Amendment is executed effective as of the date first set forth above by the Administrator of the Plan, which Administrator consists of the Outside Directors of the Company.


                                /s/ Richard B. Irwin
                                ------------------------------------
                                Richard B. Irwin


                                /s/ Thomas S. Volpe
                                ------------------------------------
                                Thomas S. Volpe